                                                                    EXHIBIT 3.62

                                   SHORT FORM
                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                          BHC MANAGEMENT SERVICES, LLC




                                    MEMBERS



----------------------------------------------------------------------------------------------------
                                                                    Cash Contributed or Agreed Value
                                             Aggregate                of Other Property or Services
Name, Address, TIN                      Percentage Interest                   Contributed
----------------------------------------------------------------------------------------------------
                                       Financial    Governance
----------------------------------------------------------------------------------------------------
Behavioral HealthCare Corporation        0.5%         0.5%                    $
102 Woodmont Blvd.                                                             -----------
Suite 800
Nashville, TN 37205

EIN: 62-1516830
----------------------------------------------------------------------------------------------------
BHC Management Company, Inc.            99.5%        99.5%                    $
102 Woodmont Blvd.                                                             ------------
Suite 800
Nashville, TN 37205

EIN: 62-1743438
----------------------------------------------------------------------------------------------------



                                         ATTEST: The above information is
                                         true, complete and correct as of the
                                         20th day of March, 2001.

                                         /s/ Stephen C. Petrovich
                                         --------------------------------------
                                         Secretary

                         BHC MANAGEMENT SERVICES, LLC
                      LIMITED LIABILITY COMPANY AGREEMENT



                       PARTIES TO CONTRIBUTION AGREEMENTS



----------------------------------------------------------------------------------------------------------------------
                                Class of Membership        Amount of Cash or Value of
                             Interest and Percentage          Property or Services          Time at Which Contribution
  Name, Address, TIN         Interest to be Acquired       Required to be Contributed         is Required to be Made
----------------------------------------------------------------------------------------------------------------------

   None
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------


                                         ATTEST: The above information is
                                         true, complete and correct as of the
                                         20th day of March, 2001.

                                         /s/ Stephen C. Petrovich
                                         --------------------------------------
                                         Secretary

                          BHC MANAGEMENT SERVICES, LLC
                      LIMITED LIABILITY COMPANY AGREEMENT



                  PARTIES TO CONTRIBUTION ALLOWANCE AGREEMENTS



----------------------------------------------------------------------------------------------------------------------
                        Class of Membership Interest      Amount of Cash or Value of Property         Time at Which
                        and Percentage Interest Able     or Services that must be Contributed    Contribution is to be
   Name, Address, TIN          to be Acquired                     to Acquire Interest                    Made
----------------------------------------------------------------------------------------------------------------------

   None
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------



                                         ATTEST: The above information is
                                         true, complete and correct as of the
                                         20th day of March, 2001.

                                         /s/ Stephen C. Petrovich
                                         --------------------------------------
                                         Secretary

                         BHC MANAGEMENT SERVICES, LLC
                      LIMITED LIABILITY COMPANY AGREEMENT


                         ASSIGNEES OF FINANCIAL RIGHTS


--------------------------------------------------------------------------------
                          Name of
  Name, Address, TIN      Assignor        Amount of Financial Rights Assigned
--------------------------------------------------------------------------------
    None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




                                         ATTEST: The above information is
                                         true, complete and correct as of the
                                         20th day of March, 2001.

                                         /s/ Stephen C. Petrovich
                                         --------------------------------------
                                         Secretary

                         MANAGERS AND TAX MATTERS MEMBER



                           President:        Vernon S. Westrich

 Senior Vice President and Treasurer:        William P. Barnes

 Senior Vice President and Secretary:        Stephen C. Petrovich

                      Vice President:        James N. Schnuck

   Vice President of Risk Management:        Margaret Jo Cooper

                      Other Officers:        None

                  Tax Matters Member:        Behavioral Healthcare Corporation

          Principal Executive Office:        102 Woodmont Blvd.
                                             Suite 800
                                             Nashville, TN 37205



                                         ATTEST: The above information is
                                         true, complete and correct as of the
                                         20th day of March, 2001.

                                         /s/ Stephen C. Petrovich
                                         --------------------------------------
                                         Secretary

                         BHC MANAGEMENT SERVICES, LLC
                      LIMITED LIABILITY COMPANY AGREEMENT


Except as provided herein, the LLC shall be controlled by the default rules of the Delaware Limited Liability Company Act and the provisions of the Articles. The LLC shall be manager-managed. The Membership Interests are as set forth herein. Membership Interests may only be assigned upon the Majority Vote of the non-transferring Members. New Members may only be admitted on a Majority Vote of the Members. For these purposes, "Majority Vote" shall mean a majority of the Governance Rights entitled to vote on the matter, whether or not present at a meeting. The only dissolution event shall be a Majority Vote of the Members or the having of no Members.


Agreed to this the 20th day of March, 2001



                                             BEHAVIORAL HEALTHCARE CORPORATION


                                             /s/ David T. Vandewater
                                             --------------------------------
                                             Name: David T. Vandewater
                                             Its: President

                                             BHC MANAGEMENT COMPANY, INC.


                                             /s/ William P. Barnes
                                             --------------------------------
                                             Name: William P. Barnes
                                             Its: Senior Vice President and
                                                  Treasurer


                                         ATTEST: The above information is
                                         true, complete and correct as of the
                                         20th day of March, 2001.

                                         /s/ Stephen C. Petrovich
                                         --------------------------------------
                                         Secretary